UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Puerto Rico Residents Tax-Free Fund V, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

Notice is hereby provided that an amendment to the definitive proxy statement of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. was submitted in error and should be disregarded. The erroneous filing was filed with the Securities and Exchange Commission on June 5, 2023 with accession number 0001839882-23-014834 as filing type DEFR14A.